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                                                                    Exhibit 10.8

                         Addendum to Agency Agreement

                                                                          4/1/97

The Agency Agreement between Clarendon National Insurance Company and Stirling Cooke Insurance Services Inc. is hereby modified to include the appointment of its President, Jack F. Arnold, as the officer to act on behalf of Stirling Cook Insurance Service Inc.

For the Company:                                 For the Agency:


/s/                                              /s/
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